UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
November 12, 2025
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Phreesia, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38977 (Commission File Number)	20-2275479 (I.R.S. Employer Identification Number)
1521 Concord Pike, Suite 301 PMB 221
Wilmington, Delaware 19803
(Address of principal executive offices and zip code)

(888) 654-7473
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 12, 2025 (the "Closing Date"), Phreesia, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission. The Original Report disclosed the consummation of the previously announced acquisition (the “AccessOne Acquisition”) contemplated by the Agreement and Plan of Merger, dated as of August 29, 2025, by and among the Company, Ace Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), AccessOne Parent Holdings, Inc., a Delaware corporation (“AccessOne”), and a representative of AccessOne's equityholders, pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub merged with and into AccessOne, with AccessOne continuing as the surviving corporation and becoming a wholly owned subsidiary of the Company.

This Amendment No. 1 to the Current Report on Form 8-K/A ("Amendment") amends the Original Report to include the historical financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K, and this Amendment should be read in conjunction with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Report.

The pro forma financial information included as Exhibit 99.3 to this Amendment has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the acquisition had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the acquisition.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The following historical financial statements of the business acquired in the AccessOne Acquisition, attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference:

Audited Consolidated Financial Statements of AccessOne Parent Holdings, Inc. and Subsidiaries as of and for the years ended December 31, 2024 and 2023 and the related notes; and

Interim Consolidated Financial Statements of AccessOne Parent Holdings, Inc. and Subsidiaries as of September 30, 2025 and December 31, 2024 and for the nine months ended September 30, 2025 and 2024 and the related notes.
(b)    Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the AccessOne Acquisition and the new secured term loan entered on the Closing Date (the “Bridge Loan”), attached as Exhibit 99.3 hereto and incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of October 31, 2025;

Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended October 31, 2025 and the year ended January 31, 2025; and

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits

NUMBER	DESCRIPTION
23.1	Consent of CBIZ CPAs P.C. independent registered public accounting firm for AccessOne Parent Holdings, Inc.
99.1	Audited financial statements of AccessOne Parent Holdings, Inc. and Subsidiaries as of and for the years ended December 31, 2024 and 2023
99.2	Unaudited financial statements of AccessOne Parent Holdings, Inc. and Subsidiaries as of September 30, 2025 and December 31, 2024 and for the nine months ended September 30, 2025 and 2024
99.3	Unaudited pro forma condensed combined financial statements of Phreesia, Inc.as of October 31, 2025 and for the nine months ended October 31, 2025 and for the year ended January 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2026	Phreesia, Inc.

	By:	/s/ Balaji Gandhi
	Name:	Balaji Gandhi
	Title:	Chief Financial Officer